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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 12 OR 15 (D) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) DECEMBER 9, 1999




                               RED ROOF INNS, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


  DELAWARE                          1-14058                    31-1393666
------------                       ----------                ---------------
(STATE OF INCORPORATION)     (COMMISSION FILE NUMBER)       (I.R.S. EMPLOYER
                                                          IDENTIFICATION NUMBER)

   4355 DAVIDSON ROAD, HILLIARD, OHIO                          43026-2491
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                        (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (614) 876-3200




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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On November 23, 1999, the Company sold 137 Inns to Second Berkshire Properties, LLC, Third Berkshire Properties, LLC, Red Elm, LLC, and Red Top, LLC (the "Buyer/Lessor") for approximately $500 million. The Company has subleased these Inns from an ACCOR subsidiary which is the principal lessee under lease agreements with the Buyer/Lessor.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         Pro forma financial statements required pursuant to Item 7(b)(1) will be filed within 60 days of the filing date of this Form 8-K.



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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            RED ROOF INNS, INC.
                                            (Registrant)


December 9, 1999                            By:/s/ Armand E. Sebban
                                               ---------------------------------
                                               Armand E. Sebban
                                               Chief Financial Officer